                                                                   EXHIBIT 10.17

                             ALASKA AIR GROUP, INC.

                              NONQUALIFIED DEFERRED

                                COMPENSATION PLAN

                            EFFECTIVE JANUARY 1, 1998

                                TABLE OF CONTENTS

                                                                                               Page
PREAMBLE.....................................................................................    1

SECTION 1 DEFINITIONS........................................................................    2

         1.1 Account.........................................................................    2
         1.2 Administrative Committee........................................................    2
         1.3 Affiliated Companies............................................................    2
         1.4 Beneficiary.....................................................................    2
         1.5 Board...........................................................................    3
         1.6 Change of Control...............................................................    3
         1.7 Code............................................................................    4
         1.8 Company.........................................................................    4
         1.9 Deferral Election Form..........................................................    4
         1.10 Deferral Period................................................................    4
         1.11 Contribution...................................................................    4
         1.12 Effective Date.................................................................    5
         1.13 Elected Officer................................................................    5
         1.14 Eligible Employee..............................................................    5
         1.15 Employer.......................................................................    5
         1.16 Enrollment Period..............................................................    5
         l.17 ERISA..........................................................................    5
         1.18 Involuntary Termination........................................................    5
         1.19 MIP............................................................................    6
         1.20 Participant....................................................................    6
         1.21 Plan...........................................................................    6
         1.22 Plan Year......................................................................    6
         1.23 Qualified Plan.................................................................    6
         1.24 Valuation Date.................................................................    6
         1.25 Additional Definitions in Plan ................................................    6

SECTION 2 ELIGIBILITY AND PARTICIPATION......................................................    7

         2.1 Enrollment......................................................................    7
         2.2 Termination of Participation....................................................    7
         2.3 Inactive Participation..........................................................    7

SECTION 3 PLAN CONTRIBUTIONS.................................................................    8

         3.1 Participant Deferrals...........................................................    8
         3.2 Cancellation of Election........................................................    8
         3.3 Deferral Period Election........................................................    8
         3.4 Employer Contributions..........................................................    8

SECTION 4 ACCOUNTS...........................................................................    9

         4.1 Account(s)......................................................................    9
         4.2 Earnings........................................................................    9

SECTION 5 PAYMENT OF BENEFITS................................................................   10

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                                                                               Page
                                                                                               ----
         5.1 Benefit Commencement and Payment Form...........................................   10
         5.2 Benefit Amount..................................................................   10
         5.3 Payment Form....................................................................   10
         5.4 Payment-Form Election...........................................................   10
         5.5 Hardship Distributions..........................................................   11

SECTION 6 CHANGE OF CONTROL BENEFITS.........................................................   12

         6.1 Change of Control Benefit.......................................................   12
         6.2 Form of Payment.................................................................   12
         6.3 Plan Termination................................................................   12

SECTION 7 DEATH BENEFITS.....................................................................   13

         7.1 Death After Benefit Payments Begin..............................................   13
         7.2 Death Before Benefit Payments Begin.............................................   13

SECTION 8 VESTING............................................................................   14

         8.1 Vesting.........................................................................   14

SECTION 9 POWERS AND DUTIES OF THE COMMITTEE.................................................   15

         9.1 Appointment of Administrative Committee.........................................   15
         9.2 Powers and Duties...............................................................   15
         9.3 Administrative Committee Procedures.............................................   16
         9.4 Appointment of Agents...........................................................   16
         9.5 Administrative Committee Expenses...............................................   16
         9.6 Administrative Expenses.........................................................   16
         9.7 Determinations..................................................................   16
         9.8 Claim and Review Procedure......................................................   17
         9.9 Exemption From Liability/Indemnification........................................   19

SECTION 10 AMENDMENT AND TERMINATION.........................................................   20

         10.1 Amendment or Termination.......................................................   20

SECTION 11 MISCELLANEOUS PROVISIONS..........................................................   22

         11.1 Appendices.....................................................................   22
         11.2 ERISA Status...................................................................   22
         11.3 Unfunded Nature of the Obligation..............................................   22
         11.4 Facility of Payment............................................................   22
         11.5 Governing Law..................................................................   22
         11.6 Limitation on Assignment.......................................................   22
         11.7 No Additional Rights...........................................................   23
         11.8 Notice.........................................................................   23
         11.9 Severability...................................................................   23
         11.10 Tax Consequences and Withholding..............................................   23

SIGNATURE PAGE...............................................................................   24

APPENDIX I...................................................................................   25

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    PREAMBLE

         The purpose of this Alaska Air Group, Inc. Nonqualified Deferred Compensation Plan is to attract and retain capable individuals to serve as executive employees of Alaska Air Group, Inc. (the "Company") and of certain affiliated companies by providing a select group of executive employees the opportunity to defer receipt of compensation, to which the executives otherwise would be entitled currently.

         The Plan is intended to qualify for exemption from Parts 2, 3 and 4 of Subtitle B of Title I of the Employee Retirement Income Security Acts of 1974, as amended ("ERISA"), as a plan which is unfunded and which is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees under Section 201(2), 301(a)(3) and 401(a)(1) of ERISA.

         The Plan set forth in the following pages is adopted by the Company, effective January 1, 1998.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 1

                                  DEFINITIONS

Whenever capitalized in this Plan, the following capitalized terms shall have the meanings set forth below except where otherwise provided. As used in the Plan, the masculine, feminine, and neuter genders shall each be deemed to include the other or others.

1.1      Account

         "Account" means one or more book reserve records maintained by the Company for the purpose of determining a Participant's benefits under the Plan.

1.2      Administrative Committee

         "Administrative Committee" means a committee appointed by the Chairman of the Board to administer the Plan pursuant to Section 9.

1.3      Affiliated Companies

         "Affiliated Companies" or "Affiliate" means:

         (a)      the Company;

         (b) any other corporation which is a member of a controlled group of corporations which includes the Company (as defined in Code
                  Section 414(b));

         (c) any other trade or business under common control with the Company (as defined in Code Section 4l4(c)); or

         (d) any other member of an affiliated service group which includes the Company (as defined in Code Section 4l4(m)).

1.4      Beneficiary

         "Beneficiary" means the person or persons entitled to receive a Participant's benefits payable under the Plan. The Beneficiary is the person or persons named in the Participant's latest written designation filed with the Administrative Committee, provided that the consent of the Participant's spouse (if any) is required for the election of a nonspouse Beneficiary and for any subsequent changes of the Participant's Beneficiary designation. Spousal consent must be in writing, name the designated Beneficiary and be notarized.

         If no designation has been filed with the Administrative Committee, or if the person or persons designated do not survive the Participant, the Beneficiary shall be the following persons in the following order of priority: (1) the surviving spouse (regardless of length of marriage), and (2) the estate of the Participant.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

         If the Beneficiary dies after the death of the Participant, but before full distribution has been made to that Beneficiary, the balance, if any, shall be distributed to the estate of that deceased Beneficiary.

1.5      Board

         "Board" means the Board of Directors of the Company, or a committee composed of fewer than all of the members of the Board of Directors of the Company that is authorized to act on behalf of the Board.

1.6      Change of Control

         "Change of Control" means the occurrence of any of the following:

         (a) the Board approves (or, if approval of the Board is not required as a matter of law, the shareholders of the Company approve):

                  (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of common stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of common stock of the Company immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                  (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Participant's Employer; or

                  (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Participant's Employer;

         (b) at any time during a period of twenty-four (24) months, fewer than a majority of the members of the Board are Incumbent Directors. "Incumbent Directors" means:

                  (i) individuals who constituted the Board at the beginning of such period; and

                  (ii) individuals who were nominated or elected by all of, or a committee composed entirely of, the individuals described in (i); and

                  (iii) individuals who were nominated or elected by individuals described in (ii).

                  (iv) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall, as a

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998
                           result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the then-outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of members of the Board ("Voting Securities" to be calculated as provided in paragraph (d) of Rule 13d-3 in the case of rights to acquire common stock of the Company) representing 20% or more of the combined voting power of the then-outstanding Voting Securities.

         Unless the Board shall determine otherwise, a Change of Control shall not be deemed to have occurred by reason of any corporate reorganization, merger, consolidation, transfer of assets, liquidating distribution or other transaction entered into solely by and between the Company and an Employer, or any Affiliates thereof, provided such transaction has been approved by at least two-thirds (K) of the Incumbent Directors (as defined above) then in office and voting.

1.7      Code

         "Code" means the Internal Revenue Code of 1986, as amended and regulations promulgated under the Code.

1.8      Company

         "Company" means Alaska Air Group, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors in interest.

1.9      Deferral Election Form

         "Deferral Election Form" means an agreement between a Participant and the Company whereby the Participant elects to reduce his or her MIP for a future Plan Year and the Company promises to pay benefits under the Plan in the future. The form and content of the Deferral Election Form shall be prescribed by the Administrative Committee.

1.10     Deferral Period

         "Deferral Period" means the number of years selected by a Participant pursuant to Section 3 during which payment of his or her Contribution for a Plan Year is postponed.

1.11     Contribution

         "Contribution" means an Employer contribution for a Plan Year made on behalf of a Participant pursuant to Section 3.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

1.12     Effective Date

         "Effective Date" means January 1, 1998.

1.13     Elected Officer

         "Elected Officer" means an officer of an Employer that is elected by the Board, pursuant to the bylaws of the Employer.

1.14     Eligible Employee

         " Eligible Employee" means any person who is:

         (a) employed by an Employer as a common law employee for federal employment tax purposes;

         (b)      eligible for the MIP; and

         (c)      named by the Board to participate in the Plan.

1.15     Employer

         "Employer" means the Company and any Affiliate that adopts this Plan in writing with the consent of the Board, and agrees to be bound by the terms and conditions of the Plan and any amendments or modifications thereto, and which is listed in Appendix I. In the event an Employer ceases participation in the Plan, the date participation ceases shall be indicated in the Appendix.

1.16     Enrollment Period

         "Enrollment Period" means an election period that is established by the Administrative Committee for submission of a Deferral Election Form pursuant to Section 3.1

1.17     ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereto.

1.18     Involuntary Termination

         "Involuntary Termination" and its derivatives as the context requires (such as "Involuntarily Terminated") means no longer employed by an Employer or Affiliated Company as a common law employee for federal employment tax purposes due to discharge, lay off, or similar Employer action.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

1.19     MIP

         "MIP" means the Alaska Air Group, Inc. Management Incentive Program, under which incentive compensation may be awarded annually.

1.20     Participant

         "Participant" means each Eligible Employee who participates in this Plan pursuant to the provisions of Section 2.

1.21     Plan

         "Plan" means the Alaska Air Group, Inc. Nonqualified Deferred Compensation Plan, as set forth herein and amended from time to time.

1.22     Plan Year

         "Plan Year" means the calendar year beginning on the Effective Date and each subsequent calendar year.

1.23     Qualified Plan

         "Qualified Plan" means any defined contribution retirement plan that is qualified or is intended to be qualified under Code Section 401(k) and that is maintained by an Affiliated Company.

1.24     Valuation Date

         "Valuation Date" means the first day of each month or any other date the Committee designates from time to time.

1.25     Additional Definitions in Plan

         The following terms are defined in the following Sections of the Plan:

Change of Control Benefit.......................................................  6.1
Review panel....................................................................  9.8(c)
Interest Rate...................................................................  4.2(b)

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

2.1      Enrollment

         Each Eligible Employee shall become a Participant on the later of:

         (a)      the Effective Date, or

         (b) the first day of the Plan Year to which the Eligible Employee's first Deferral Election Form relates.

2.2      Termination of Participation

         A Participant's participation in the Plan will terminate when the Participant's benefits under this Plan have been paid in full.

2.3      Inactive Participation

         A Participant shall cease to be a Participant upon written notification by the Board. In that event, the former Participant shall be considered an inactive Participant. An inactive Participant shall continue participation with respect to amounts credited to his or her Account, but no additional Contributions shall be credited to his or her Account pursuant to Section 3 after the date the Participant becomes inactive. The Accounts of inactive Participants shall continue to be adjusted for earnings and payments pursuant to Section 4.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 3

                               PLAN CONTRIBUTIONS

3.1      Participant Deferrals

         Except as provided in Section 3.2, a Participant may elect to defer receipt of a MIP payment for a future Plan Year by completing a Deferral Election Form that specifies a percentage of the future MIP payment (in 1% increments) which the Participant elects to defer, and authorizes the Employer to make a corresponding payroll deduction from the Participant's MIP.

         A Deferral Election Form must be submitted to the Administrative Committee during the Enrollment Period immediately preceding the first day of the Plan Year during which the MIP would be payable if awarded. Once the Deferral Election Form is submitted, a Participant cannot change or revoke the amount of MIP deferral elected on the Deferral Election Form. If a Participant fails to complete and submit a Deferral Election Form before the end of an Enrollment Period, the Participant is deemed to have elected not to defer any MIP for the following Plan Year.

3.2      Cancellation of Election

         If a Participant receives a hardship distribution under a Qualified Plan any Deferral Election Form that applies to a MIP payable during the twelve-month period following the date of the hardship distribution is deemed canceled. The Participant may resume MIP deferrals by submitting another Deferral Election Form during any Enrollment Period after the twelve-month period expires.

3.3      Deferral Period Election

         On each Deferral Election Form, a Participant must elect a Deferral Period. The Deferral Period is measured from the first day of the Plan Year to which the Deferral Election Form relates. The Deferral Period elected must be stated in whole Plan Years, and in no event will a Deferral Period be shorter than two (2) Plan Years. Once the Deferral Election Form is submitted, a Participant cannot change the Deferral Period elected on the Deferral Election Form.

3.4      Employer Contributions

         No Employer Contributions are authorized under the Plan.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 4

                                    ACCOUNTS

4.1      Account(s)

         Each Plan Year, the Administrative Committee shall establish on the Company's books and records an Account for that Plan Year in the name of each Participant whose MIP for that Plan Year is deferred, in whole or in part. The Administrative Committee shall credit the Participant's Account as of the date the MIP was paid with the Participant's Contribution for that Plan Year. The Administrative Committee will credit earnings to each Account pursuant to Section 4.2. If installment payments are made to the Participant in accordance with Section 5.3(b), the Administrative Committee will debit the Account as of the first day of the month in which the payment is made by the amount of any installment payment made pursuant to Section 5.3(b).

4.2      Earnings

         (a)      Earnings Credit

                  The Administrative Committee shall credit each Account with earnings as of each Valuation Date. The earnings credit for each Valuation Date is determined by applying the Interest Rate to the Account balance determined as of the Valuation Date for which earnings are being credited, reduced by any installment payment under Section 5.3(b) for that month.

         (b)      Interest Rate

                  The Interest Rate for each Plan Year is the mean between the high and the low during the first eleven months of the preceding Plan Year of yields of Ba2-rated industrial bonds as determined in the discretion of the Administrative Committee, rounded to the nearest one quarter of one percent (0.25%). The Administrative Committee will notify Participants annually of the established Interest Rate for the Plan Year.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 5

                               PAYMENT OF BENEFITS

5.1      Benefit Commencement and Payment Form

         (a)      General Rule

                  Benefit payments to a Participant shall begin as soon as administratively feasible after the first day of the April immediately following the last day of the Deferral Period.

         (b)      Involuntary Termination

                  Notwithstanding any other Plan provision to the contrary, in the event of Involuntary Termination, benefit payments shall begin as soon as administratively feasible after the Participant is Involuntarily Terminated, regardless of the Deferral Period elected.

5.2      Benefit Amount

         (a)      General Rule

                  The amount of benefits shall be the balance of the Participant's Account or Accounts to which the expired Deferral Period relates, determined as of the Valuation Date immediately preceding the date benefits commence.

         (b)      Involuntary Termination

                  In the event of Involuntary Termination, the amount of benefits shall be the balance of all the Participant's Accounts determined as of the Valuation Date immediately preceding the date benefits commence.

5.3      Payment Form

         (a) Except as provided in Section 5.4, all benefits shall be paid in annual installments over ten (10) years. The amount of each installment shall equal the balance of the Account or Accounts as of the immediately preceding Valuation Date divided by the number of remaining installments (including the installment being determined). All installment payments will be made as of April 1 of each year.

5.4      Payment-Form Election

         Subject to approval of the Administrative Committee, a Participant may elect a single sum payment of his or her benefits provided that the election is made at least one (1) year before the April 1 as of which payments are to begin. Once benefit payments commence, the payment form cannot be changed by the

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

         Participant or Beneficiary. All payment-form elections shall be made in the form and manner prescribed by the Administrative Committee and shall be subject to approval of the Administrative Committee.

5.5      Hardship Distributions

         A Participant may apply to the Administrative Committee for a hardship distribution before the date benefits would otherwise commence. A hardship distribution is subject to Administrative Committee approval, and is available only for an unanticipated emergency caused by an event beyond the Participant's control that results in a severe financial hardship. Examples of expenses that will not be considered severe financial hardships include the purchase of a residence and educational expenses. The amount of a hardship distribution may not exceed the amount needed to meet the emergency and may not exceed the value of the Participant's vested Accounts. A hardship distribution will be paid from the Employer's general assets, and the Participant's Account will be reduced as of the distribution date by the amount of the distribution.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 6

                           CHANGE OF CONTROL BENEFITS

6.1      Change of Control Benefit

         Notwithstanding any other provision of the Plan, in the event of a Change of Control, each Participant (or his or her Beneficiary), except a participant Terminated For Cause before the date of the Change of Control, shall receive a Change of Control Benefit in accordance with this Section, in lieu of all other benefits payable under this Plan. A Participant's Change of Control Benefit shall be the aggregate balance of all the Participant's Accounts determined as of the Valuation Date immediately preceding the date benefits commence.

6.2      Form of Payment

         All Change of Control Benefits shall be paid in the form of a single sum payment within sixty (60) days after a Change of Control.

6.3      Plan Termination

         After payment of all Change of Control Benefits, this Plan shall terminate automatically, and no Participant or Beneficiary will have any further rights under the Plan.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 7

                                 DEATH BENEFITS

7.1      Death After Benefit Payments Begin

         If a Participant dies after benefit payments have begun in a form other than a single sum, but before receiving all payments to which the Participant is entitled under the Plan, the aggregate balance of all the Participant's Accounts as of the Valuation Date coinciding with or immediately preceding the date of death shall be paid to the Participant's Beneficiary in a single sum as soon as administratively feasible after the date of death.

7.2      Death Before Benefit Payments Begin

         If a Participant dies before benefit payments begin, the aggregate balance of all the Participant's Accounts as of the Valuation Date coinciding with or immediately preceding the date of death shall be paid to the Participant's Beneficiary in a single sum as soon as administratively feasible, after the date of death.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 8

                                     VESTING

8.1      Vesting:

         At all times, each Participant shall have a vested, nonforfeitable right to the Participant's benefits under this Plan.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                    SECTION 9

                       POWERS AND DUTIES OF THE COMMITTEE

9.1      Appointment of Administrative Committee

         The Plan shall be administered by the Administrative Committee which shall be appointed by the Chairman of the Board. The Administrative Committee shall be composed of at least three (3) members, all of whom are Elected Officers. No bond or other security shall be required of any Administrative Committee member in such capacity.

         The Chairman of the Board shall be the Chairman of the Administrative Committee. Administrative Committee members may participate in the Plan if they are otherwise eligible to do so.

9.2      Powers and Duties

         The Administrative Committee shall have the power and the duty to take all action and to make all decisions necessary or proper to carry out the Plan, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. The Administrative Committee shall have the absolute discretion to decide all issues of fact or law. Any decision by the Administrative Committee that is not shown to be an abuse of discretion must be upheld by a court of law. Without limiting the foregoing, the Administrative Committee shall have the following administrative powers and duties:

         (a) to require any Participant or Beneficiary to furnish information as they may request for the purpose of the proper administration of the Plan as a condition to receiving any benefit under the Plan;

         (b) to make and enforce rules and regulations and prescribe the use of forms as they shall deem necessary for the efficient administration of the Plan;

         (c) to interpret the Plan and to resolve ambiguities, inconsistencies and omissions in a nondiscriminatory manner;

         (d)      to determine tax withholding;

         (e) to compute the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan; and

         (f) to delegate any of their administrative powers or duties hereunder to any of their agents or employees.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

9.3      Administrative Committee Procedures

         A majority of the Administrative Committee members in office may fulfill any act which the Plan authorizes or requires of the Administrative Committee, provided that no Administrative Committee member who participates in the Plan shall vote on any matter that pertains to the member or to the member's rights and/or benefits under the Plan unless such matter pertains to all Participants or all Participant's rights and/or benefits under the Plan. Each member of the Administrative Committee shall be excused from voting on any action pertaining solely to the member or members of the Administrative Committee or their rights and/or benefits under the Plan, and the action shall be taken by a majority of the remaining members of the Administrative Committee, or if the remaining members do not constitute a quorum, by the Compensation Administrative Committee of the Board.

         The action of such majority of the Administrative Committee expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Administrative Committee and shall have the same effect for all purposes as if assented to by all Administrative Committee members. The majority of Administrative Committee members may delegate in writing to any of them the authority to give certified notice in writing of any action taken by the Administrative Committee.

9.4      Appointment of Agents

         The Administrative Committee may appoint such actuaries, accountants, counsel, specialists, and other persons or organizations as they shall deem necessary for administration of the Plan and they shall be entitled to prudently rely upon any tables, valuations, certificates, opinions, or reports which shall be furnished to them by such persons or organizations.

9.5      Administrative Committee Expenses

         The Administrative Committee shall serve without compensation for services as such, but any reasonable expenses incurred by them in the performance of their duties as Administrative Committee members shall be paid by the Company.

9.6      Administrative Expenses

         All expenses incurred by the Administrative Committee in connection with the administration of the Plan, including but not limited to the compensation of any actuary, accountant, counsel, specialist, or other persons or organizations who shall be employed by the Administrative Committee in connection with the administration thereof, shall be paid by the Company.

9.7      Determinations

         All determinations hereunder made by the Board or the Administrative Committee shall be made in the sole and absolute discretion of the Board, the Compensation

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

         Administrative Committee of the Board or of the Administrative Committee, as the case may be.

         In the event that any disputed matter shall arise hereunder, including, without in any manner limiting the generality of the foregoing, any matter relating to the eligibility of any person to participate under the Plan, the participation of any person under the Plan, the amounts payable to any person under the Plan, and the applicability and the interpretation of the provisions of the Plan, the decision of the Administrative Committee, Board, or Compensation Administrative Committee of the Board upon such matter shall be binding and conclusive upon all persons, including, without in any manner limiting the generality of the foregoing, the Company, the Board, all persons at any time in the employ of the Company, the Participants and their Beneficiaries, and upon the respective successors, assigns, executors, administrators, heirs, next of kin, and distributees of all the foregoing.

9.8      Claim and Review Procedure

         (a)      Application for Benefits

                  Any application for benefits under the Plan shall be submitted to the Company at its principal office. Such application shall be in writing on the prescribed form and shall be signed by the applicant.

         (b)      Denial of Applications

                  In the event that any application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial was based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary, and an explanation of the Plan's review procedure. Such written notice shall be given to the applicant within 90 days after the Company receives the application unless special circumstances require an extension of time for processing the application. In no event shall such an extension exceed a period of ninety (90) days after the end of the initial 90-day period. If such an extension is required, written notice thereof shall be furnished to the applicant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Company expects to render a decision. If written notice is not given to the applicant within the period prescribed by this Subsection (b), the application shall be deemed to have been denied for purposes of Subsection (d) upon the expiration of such period.

         (c)      Review Panel

                  The Company from time to time shall appoint a Review Panel. The "Review Panel" shall consist of three or more individuals who may (but need not) be

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                  Employees of the Company and shall be the named fiduciary with the authority to act on any Employee benefit appeal. Members of the Administrative Committee may be appointed to the Review Panel. The Review Panel has discretionary authority to decide all issues of fact or law. Any decision by the Review Panel that is not established to be an abuse of discretion must be upheld by a court of law.

         (d)      Requests for Review

                  Any person whose application for benefits is denied in whole or in part (or such person's duly authorized representative) may appeal from the denial by submitting to the Review Panel a request for a review of such application within six (6) months after receiving written notice of the denial. The Review Panel shall give the applicant or such representative an opportunity to review pertinent documents in preparing such request for review and to submit issues and comments in writing. The request for review shall be in writing and shall be addressed to the Company's principal office. The request for review shall set forth all of the grounds on which it is based, all facts in support of the request, and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

         (e)      Decisions on Review

                  The Review Panel shall act upon each request for review within sixty (60) days after receipt thereof, unless special circumstances require an extension of time for processing, but in no event shall the decision on review be rendered more than one hundred twenty (120) days after the Review Panel receives the request for review. If such an extension is required, written notice thereof shall be furnished to the applicant before the end of the initial sixty (60)-day period. The Review Panel shall give prompt, written notice of its decision to the applicant and to the Company. In the event that the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based. To the extent that the Review Panel overrules the denial of the application for benefits, such benefits shall be paid to the applicant.

         (f)      Rules and Procedures

                  The Review Panel shall adopt such rules and procedures, consistent with ERISA and the Plan, as it deems necessary or appropriate in carrying out its responsibilities under this
                  Section 9.8.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

         (g)      Exhaustion of Administrative Remedies

                  No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (1) has submitted a written application for benefits in accordance with Subsection
                  (a); (2) has been notified that the application is denied; (3) has filed a written request for a review of the application in accordance with Subsection (d); and (4) has been notified in writing that the Review Panel has affirmed the denial of the application; provided, however, that an action may be brought after the Company or the Review Panel has failed to act on the claim within the time prescribed in Subsection (b) and Subsection (e), respectively.

9.9      Exemption From Liability/Indemnification

         The members of the Administrative Committee, collectively and individually, shall be free from all liability, joint or several, for their acts, omissions, and conduct, and for the acts, omissions, and conduct of their duly-appointed agents, in the administration of the Plan, except for those acts or omissions and conduct resulting from willful misconduct or lack of good faith.

         The Company shall indemnify each member of the Administrative Committee, and any other employee, officer, or director of the Company against any claims, loss, damage, expense, or liability, by insurance or otherwise (other than amounts paid in settlement not approved by the Company), reasonably incurred by the individual in connection with any action or failure to act by reason of membership on the Administrative Committee or performance of an authorized duty or responsibility for or on behalf of the Company pursuant to the Plan, unless the same is judicially determined to be the result of the individual's gross negligence or willful misconduct. Such indemnification by the Company shall be made only to the extent such expense or liability is not payable to or on behalf of such person under any liability insurance coverage. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                   SECTION 10

                            AMENDMENT AND TERMINATION

10.1     Amendment or Termination

         (a)      Right to Amend or Terminate

                  Except as otherwise provided in this Section, the Company reserves the right at any time and from time to time to amend any or all provisions of the Plan or terminate the Plan, in whole or in part, for any reason and without consent of any person, and without liability to any person for such amendment or termination. Notwithstanding the preceding sentence, no amendment of the Plan shall:

                  (i) adversely affect the benefits or rights of a Participant or Beneficiary under the Plan (other than election or availability of a form of benefit payment under Section 4) earned and vested as of the effective date of the amendment without the written consent of each affected Participant and Beneficiary unless such change is required by law or regulations or is necessary to avoid unfavorable tax consequences; or

                  (ii) adversely affect the features of the Plan in effect as of the effective date of the amendment without the written consent of each affected Participant and Beneficiary unless such change is required by law or regulations or is necessary to avoid unfavorable tax consequences; or

                  (iii) be adopted or become effective after a Change of Control without the written consent of all Participants and Beneficiaries.

         (b)      Plan Termination

                  Nothing in this Plan shall be construed to require continuation of this Plan with respect to existing or future Participants or Beneficiaries. Notwithstanding Section 10.1(a)(i), the Company may amend the Plan to cease all future Contributions and shall pay benefits according to the then existing or amended distribution provisions. Notwithstanding
                  Section 10.1(a)(i), the Company may terminate the Plan and in that event, shall distribute all benefits as soon as administratively feasible in the form of single sum payments determined as though the benefits were Change of Control Benefits under Section 6.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

         (c)      Procedures

                  Any amendment or termination of the Plan shall be adopted by the Board, made in writing, and executed on behalf of the Company by an authorized officer of the Company.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                   SECTION 11

                            MISCELLANEOUS PROVISIONS

11.1     Appendices

         Any Appendix to this Plan, as amended from time to time, is incorporated into the Plan and made a part of the terms and conditions of this Plan.

11.2     ERISA Status

         This Plan shall constitute a plan which is unfunded and which is maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

11.3     Unfunded Nature of the Obligation

         The obligation to pay benefits under the Plan shall at all times be an unfunded, unsecured obligation of the Employer. The Employer is not obligated to purchase any annuity contracts to provide benefits under the Plan, to establish a trust for the purpose of receiving contributions and paying benefits under the Plan, or to otherwise set aside funds for the purpose of providing Plan benefits.

11.4     Facility of Payment

         In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Administrative Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person, or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gifts to Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Company and the Plan of any liability to the extent of such payment.

11.5     Governing Law

         The Plan shall be construed in accordance with ERISA and the laws of the State of Washington, to the extent not preempted by ERISA.

11.6     Limitation on Assignment

         Benefits under this Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. A Participant's or Beneficiary's interest in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

11.7     No Additional Rights

         No person shall have any rights under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment or amendment of the Plan or the creation of any fund or account, or the payment of benefits, nor any action of an Employer or the Administrative Committee shall be held or construed to confer upon any person any right to be continued as an employee, or, upon dismissal, any right or interest in any account or fund other than as herein provided. The Company and the other Employers expressly reserve the right to discharge any employee at any time with or without cause.

11.8     Notice

         All notices, statements, reports and other communications from the Company or Administrative Committee to any employee or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such employee, or other person at his or her address last appearing on the Company's records.

11.9     Severability

         If any provision of this Plan is held unenforceable or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if the unenforceable or invalid provisions had never been included.

11.10    Tax Consequences and Withholding

         The Company does not represent or guarantee that any particular federal or state income, payroll, Social Security, or other tax consequences will result from participation in the Plan. A Participant should consult with professional tax advisors to determine the tax consequences of his or her participation in the Plan.

         All payments of federal or state income, Social Security, payroll, or other tax required with respect to contributions or benefits under the Plan shall be satisfied by withholding the required amount from the Participant's salary or Plan benefit payment, or if the Participant's salary or benefit payment is insufficient to satisfy any required tax payments, the Participant shall satisfy the payments in a manner approved by the Administrative Committee.

         Determinations by the Administrative Committee with respect to tax withholding shall be binding on the Participant and Beneficiaries.

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

         IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly authorized officer this 19th day of December, 1997.

                                       ALASKA AIR GROUP, INC.

Witness:

/s/ Keith Loveless                     By: /s/ John F. Kelly
--------------------                       -------------------------
Keith Loveless                             John F. Kelly
Corporate Secretary                        Chairman, President, and
                                           Chief Executive Officer

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

                                   APPENDIX I

"Employer" as defined in Section 1.19 shall also include the following employers during the following period of time.

           Employer                      Beginning Date             Ending Date
           --------                      --------------             -----------
1.   Alaska Airlines, Inc.               January 1, 1998

2.   Horizon Air Industries, Inc.        January 1, 1998

ACKNOWLEDGED AND ACCEPTED
ALASKA AIR GROUP, INC.

By: /s/ John F. Kelly
   ------------------------------------------------
   John F. Kelly
   Chairman, President, and Chief Executive Officer

Date: December 19, 1997

ALASKA AIR GROUP, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
EFFECTIVE JANUARY 1, 1998

CONTRACT REVIEW AND APPROVAL FORM*                         ALASKA AIRLINES, INC.

SUBJECT Alaska Air Group, Inc. Nonqualified Deferred Compensation Plan


E.J. NUMBER     E.J. AMOUNT     E.J. APPROVED?         CONTRACT #
-----------     -----------     --------------         ----------

SPONSOR COMMENTS/DEADLINES______________________________________________________
________________________________________________________________________________

REVIEW OF THIS CONTRACT IS NOT REQUIRED BECAUSE OF THE REASON(S) CHECKED BELOW:

[ ] ON ALASKA AIRLINES PRINTED FORM CONTRACT WHICH HAS NOT BEEN AMENDED AND IS NOT PURCHASING SERVICES

[ ] CALLS FOR EXPENDITURE OF LESS THAN $50,000 AND CONTAINS NO HOLD HARMLESS OR INDEMNITY PROVISION

[ ] IS A LEASE OF LESS THAN 90 DAYS PREPARED AND REVIEWED BY PROPERTIES & FACILITIES

                                                                                OTHER DEPARTMENTS
                                                                                -----------------
    REVIEW                      SPONSOR             LEGAL       FINANCE         Emp Svcs
    ------                      -------             -----       -------         --------
NAME OF REVIEWER              K. Lovless          K. Loveless                   D. Hamel
INITIALS                      KL                  KL
DATE                          12/19/97            12/19/97
WORKING COPY REQUIRED?**

                                    APPROVAL

                            NAME             (INITIAL)            DATE
EXECUTING OFFICER    ___________________  _______________  _____________________
SECOND OFFICER
CONCURRENCE          ___________________  _______________  _____________________
 (IF OVER $250,000)

      DEPARTMENT               REVIEW COMMENTS - USE REVERSE IF NECESSARY
_____________________  _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
_____________________  _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________

* SEE SYSTEM REGULATIONS SECTION 1.450 FOP CONTRACT APPROVAL PROCEDURES AND SEND THE ORIGINAL SIGNED CONTRACT TO CORPORATE RECORDS ALONG WITH THIS FORM.

** INDICATE WHETHER YOUR DEPARTMENT REQUIRES A WORKING COPY OF THE  EXECUTED
   CONTRACT. IF SUCH A COPY IS REQUIRED. THE SPONSOR IS RESPONSIBLE FOR FORWARDING IT TO THE REQUESTING DEPARTMENT UPON EXECUTION.

L-3 (Rev. 5/87)

                                 FIRST AMENDMENT
                                     TO THE
                             ALASKA AIR GROUP, INC.
                    NONQUALIFIED DEFERRED COMPENSATION PLAN

         The Alaska Air Group, Inc. Nonqualified Deferred Compensation Plan effective January 1, 1998 (the "Plan"), is amended as follows, effective January 1, 2003 unless otherwise provided below:

I. The Preamble is amended by inserting the words "or management" in the first paragraph as follows;

         The purpose of this Alaska Air Group, Inc. Nonqualified Deferred Compensation Plan is to attract and retain capable individuals to serve as executive employees of Alaska Air Group, Inc. (the "Company") and of certain affiliated companies by providing a select group of executive or management employees the opportunity to defer receipt of compensation, to which the executives otherwise would be entitled currently.

II. The last paragraph of Section 1.6 Change of Control is amended by replacing "(K)" with "(2/3)."

III. Section 1.19 MIP is deleted in its entirety and replaced with the following:

         Before January 1, 2003, "MIP" means the Alaska Air Group, Inc. Management Incentive Program, under which incentive compensation may be awarded annually. On and after January 1, 2003, "MIP" means the Alaska Air Group, Inc. Performance Based Pay Plan.

IV.      The following new Section 1.21 PBP is inserted immediately after
         Section 1.20 Participant and the subsequent Sections are correspondingly renumbered Sections 1.22 through 1.26:

         1.21     PBP

         "PBP" means the Alaska Air Group, Inc. Performance Based Pay Plan.

V. Effective January 1, 2002, Section 3.2 Cancellation of Election is amended to replace "twelve-month" with "six-month" in both the first and second sentences.

VI. Effective January 1, 2002, Section 9.8 Claim and Review Procedure is deleted in its entirety and replaced with the following:

         9.8      Claim and Review Procedure

                  (a)      Application for Benefits

                           Any person or the person's authorized representative (the "Claimant") may apply for, claim, or request information about, Plan benefits by submitting a signed, written application to the Administrative Committee.

                  (b)      Denial of Application

                           If the Administrative Committee denies an application in whole or in part, the Administrative Committee shall notify the Claimant in writing or electronically of the denial and the Claimant's right to request a review of the denial. The notice of denial shall set forth, in a manner calculated to be understood by the Claimant:

                           (i)      specific reasons for the denial,

                           (ii) specific references to the applicable Plan provisions on which the denial was based,

                           (iii) a description of any information or material necessary to perfect the application and an explanation of why such material is necessary,

                           (iv)     an explanation of the Plan's review
                                    procedure and the time limits for review, and

                           (v) a statement of the Claimant's right to bring a civil action under ERISA following an adverse determination on review.

                           The denial notice will be given to the Claimant within ninety (90) days after the Administrative Committee receives the application unless special circumstances require an extension of time for processing the application. In no event will an extension exceed a period of ninety (90) days after the end of the initial 90-day period. If an extension is required, written notice of the extension shall be furnished to the Claimant before the end of the initial 90-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render a decision. If a written denial notice is not given to the Claimant within the period prescribed by this Section 9.8(b), the application is deemed to have been denied for purposes of Section 9.8(d).

                  (c)      Review Panel

                           From time to time, the Company shall appoint a Review Panel. The "Review Panel" will consist of three (3) or more individuals who may be (but need not be) Employees of the Company and shall be the named fiduciary with authority to act on any appeal of a denied application. Members of the Administrative Committee may be appointed to the Review Panel. The Review Panel has discretionary authority to decide all issues of fact or law. Any decision by the Review Panel that is not established to be an abuse of discretion must be upheld.

                  (d)      Request for Review

                           A Claimant whose application is denied, in whole or in part, may appeal the denial by submitting to the Review Panel a written request for a review of the denial. The request for review must be submitted to the Review Panel within sixty (60) days after the Claimant receives written notice of the denial. Upon request and free of charge, the Claimant shall be permitted reasonable access to, and copies of, relevant information and documents. The Review Panel shall give the Claimant an opportunity to submit written information, documents, records and comments in support of the appeal. In making its decision, the Review Panel will take the Claimant's submissions into account, regardless of whether this information was available in considering the initial request.

                  (e)      Decision on Review

                           The Review Panel will deliver to the Claimant an electronic or written decision within a reasonable time, but no later than sixty (60) days after receipt of the Claimant's request for review. In special circumstances, the period may be extended up to an additional sixty (60) days. If an extension is required, written notice of the extension will be furnished to the Claimant before the end of the initial 60-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Review Panel expects to render a decision. If a written decision is not given to the Claimant within the period prescribed by this Section 9.8(e), the decision is deemed to be adverse. If the decision is adverse, in whole or in part, the decision shall set forth in a manner calculated to be understood by the Claimant:

                           (i) specific reasons for the adverse decision with specific references to the applicable Plan provisions on which the decision was based,

                           (ii) a statement that, upon request and free of charge, the Claimant is entitled reasonable access to, and copies of, relevant information and documents,

                           (iii) a description of any voluntary appeals procedures and a statement of the Claimant's right to obtain information about these procedures, and

                           (iv) a statement of the Claimant's right to bring a civil action under ERISA.

                  (f)      Rules and Procedures

                           The Administrative Committee and the Review Panel shall establish additional administrative procedures in accordance with this Section 9.8 and ERISA as they deem necessary or appropriate, including safeguards to insure and verify that decisions under this
                           Section 9,8 are made in accordance with the Plan document and are applied consistently to similarly-situated Participants and Beneficiaries. Additional administrative procedures may include, but are not limited to, protocols, guidelines, periodic review and audits.

                  (g)      Exhaustion of Administrative Remedies

                           No legal or equitable action for benefits under the Plan shall be brought unless and until the Claimant has satisfied the procedures in this Section 9.8.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to be signed by its duly authorized officer this 8th day of September, 2003.

                                                         ALASKA AIR GROUP, INC.

Witness:

/s/ Keith Loveless                                       /s/ William S. Ayer
----------------------------------                       -----------------------
Keith Loveless                                           William S. Ayer
Vice President of Legal &                                Chairman and CEO
Corporate Affairs, General Counsel